Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
9.
Goodwill

Changes in the carrying amount of goodwill for the years ended December 31, 2022 and 2023 were as follows:

	Agora	Easemob	Total
	(in US$ thousands)
Balance of December 31, 2021	$3,089	$53,053	$56,142
Impairment	(3,089)	(8,852)	(11,941)
Reclassification to held-for-sale assets (Note 17)	—	(12,273)	(12,273)
Balance of December 31, 2022	$—	$31,928	$31,928
Impairment	—	(31,928)	(31,928)
Balance of December 31, 2023	$—	$—	$—

As of December 31, 2022, the Company identified the reporting units as Agora and Easemob for the purpose of goodwill impairment testing. As the market capitalization of the Company was below its net assets carrying value, the Group estimated the fair value of Agora reporting unit by using the income approach methodology of valuation where significant judgments and estimates were applied, including the revenue growth, gross margin, operating expenses, terminal growth rate and discount rates. Based on the valuation result, the Group recognized a full impairment of US$3.1 million against the goodwill balance of Agora reporting unit as of December 31, 2022.

For Easemob reporting unit, the Company entered into an agreement to dispose the customer engagement cloud business of Easemob (Note 17) in December 2022, which also triggered the quantitative assessment of goodwill impairment of Easemob reporting unit. When performing the goodwill impairment test, the Company estimated the fair value of Easemob reporting unit using the combination of the agreed selling price for the customer engagement cloud business to be disposed and income approach methodology for the retained business of Easemob reporting unit. The use of income approach methodology of valuation involved significant judgments and estimates, including the revenue growth, gross margin, operating expenses, terminal growth rate and discount rates. Based on the result of the goodwill impairment testing as of December 31, 2022, the Group recognized a goodwill impairment of US$ 8.9 million, being the excess of the carrying value over the Easemob reporting unit’s fair value. The Group classified the goodwill balance of US$ 12.3 million attributed to the customer engagement cloud business as held-for-sale assets as of December 31, 2022 (Note 17).

In the second quarter of 2023, due to the continued challenging global macroeconomic environment and regulatory changes in certain sectors in China in May and as a result of the completion of Easemob’s organizational integration into Agora to be one reporting unit as whole, the Group estimated the fair value of the reporting unit by using the income approach methodology of valuation where significant judgments and estimates were applied, including the revenue growth, gross margin, operating expenses, terminal growth rate and discount rates. Based on the valuation result, the Group recognized a full impairment of US$31.9 million against the goodwill balance.